                                                                 EXHIBIT (17)(m)



                              PLEASE VOTE PROMPTLY


          - Please fold and detach card at perforation before mailing -


                3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: CALL TOLL-FREE 1-888-221-0697 and use the control number shown below.
2. On the Internet at WWW.PROXYWEB.COM and use the control number shown below.
3. Return this proxy card using the enclosed postage-paid envelope.

                ****   CONTROL NUMBER: 999 999 999 999 99   ****



FUND NAME PRINTS HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, Vincent P. Pietropaolo and Heidi A. Hoefler proxies of the signers, with the power of substitution, to vote at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgment on any other business that may properly come before this meeting, all shares held by the signers.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROSPECTUS AND PROXY STATEMENT DATED AUGUST 15, 2002.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

                             Please be sure to sign and date this proxy.

                             DATE: _______________________, 2002

                             MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE
                             NEW ADDRESS AT LEFT.                           [ ]
                             --------------------------------------------------




                             --------------------------------------------------
                             Shareholder Signature(s) Title(s), if applicable Please sign exactly as name or names appear hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

           - Please fold and detach card at perforation before mailing -


                                       PLEASE FILL IN BOX(ES) AS SHOWN USING
                                       BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                       PLEASE DO NOT USE FINE POINT PENS.

Your vote is important, no matter how many shares you own. Please vote below and sign in the space provided on the reverse side of this proxy card. Return the completed proxy card in the enclosed envelope today. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.



THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                         FOR   AGAINST   ABSTAIN
1.   Proposal to approve the Agreement and Plan of       [ ]     [ ]       [ ]
     Reorganization with respect to the
     acquisition of the Galaxy Asset Allocation Fund by the Liberty Asset Allocation Fund.
     (Item 1 of the Notice)


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                              PLEASE VOTE PROMPTLY


          - Please fold and detach card at perforation before mailing -


                3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: CALL TOLL-FREE 1-888-221-0697 and use the control number shown below.
2. On the Internet at WWW.PROXYWEB.COM and use the control number shown below.
3. Return this proxy card using the enclosed postage-paid envelope.

                ****   CONTROL NUMBER: 999 999 999 999 99   ****



FUND NAME PRINTS HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, Vincent P. Pietropaolo and Heidi A. Hoefler proxies of the signers, with the power of substitution, to vote at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgment on any other business that may properly come before this meeting, all shares held by the signers.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROSPECTUS AND PROXY STATEMENT DATED AUGUST 15, 2002.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

                             Please be sure to sign and date this proxy.

                             DATE: _______________________, 2002

                             MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE
                             NEW ADDRESS AT LEFT.                           [ ]
                             --------------------------------------------------




                             --------------------------------------------------
                             Shareholder Signature(s) Title(s), if applicable Please sign exactly as name or names appear hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          - Please fold and detach card at perforation before mailing -



                                       PLEASE FILL IN BOX(ES) AS SHOWN USING
                                       BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                       PLEASE DO NOT USE FINE POINT PENS.

Your vote is important, no matter how many shares you own. Please vote below and sign in the space provided on the reverse side of this proxy card. Return the completed proxy card in the enclosed envelope today. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.



THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                         FOR   AGAINST   ABSTAIN
1.   Proposal to approve the Agreement and Plan of       [ ]     [ ]       [ ]
     Reorganization with respect to the
     acquisition of the Stein Roe Balanced Fund by the Liberty Asset Allocation Fund.
     (Item 1 of the Notice)


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                              PLEASE VOTE PROMPTLY


          - Please fold and detach card at perforation before mailing -



                3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: CALL TOLL-FREE 1-888-221-0697 and use the control number shown below.
2. On the Internet at WWW.PROXYWEB.COM and use the control number shown below.
3. Return this proxy card using the enclosed postage-paid envelope.

                ****   CONTROL NUMBER: 999 999 999 999 99   ****



FUND NAME PRINTS HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, Vincent P. Pietropaolo and Heidi A. Hoefler proxies of the signers, with the power of substitution, to vote at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgment on any other business that may properly come before this meeting, all shares held by the signers.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROSPECTUS AND PROXY STATEMENT DATED AUGUST 15, 2002.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

                             Please be sure to sign and date this proxy.

                             DATE: _______________________, 2002

                             MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE
                             NEW ADDRESS AT LEFT.                           [ ]
                             --------------------------------------------------




                             --------------------------------------------------
                             Shareholder Signature(s) Title(s), if applicable Please sign exactly as name or names appear hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          - Please fold and detach card at perforation before mailing -


                                       PLEASE FILL IN BOX(ES) AS SHOWN USING
                                       BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                       PLEASE DO NOT USE FINE POINT PENS.

Your vote is important, no matter how many shares you own. Please vote below and sign in the space provided on the reverse side of this proxy card. Return the completed proxy card in the enclosed envelope today. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.



THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                         FOR   AGAINST   ABSTAIN
1.   Proposal to approve the Agreement and Plan of       [ ]     [ ]       [ ]
     Reorganization with respect to the
     acquisition of the Galaxy Equity Income Fund and Galaxy Strategic Equity Fund by the Liberty Strategic Equity Fund.
     (Item 1 of the Notice)


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                              PLEASE VOTE PROMPTLY


         - Please fold and detach card at perforation before mailing -



                3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: CALL TOLL-FREE 1-888-221-0697 and use the control number shown below.
2. On the Internet at WWW.PROXYWEB.COM and use the control number shown below.
3. Return this proxy card using the enclosed postage-paid envelope.

                ****   CONTROL NUMBER: 999 999 999 999 99   ****



FUND NAME PRINTS HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, Vincent P. Pietropaolo and Heidi A. Hoefler proxies of the signers, with the power of substitution, to vote at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgment on any other business that may properly come before this meeting, all shares held by the signers.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROSPECTUS AND PROXY STATEMENT DATED AUGUST 15, 2002.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

                             Please be sure to sign and date this proxy.

                             DATE: _______________________, 2002

                             MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE
                             NEW ADDRESS AT LEFT.                           [ ]
                             --------------------------------------------------




                             --------------------------------------------------
                             Shareholder Signature(s) Title(s), if applicable Please sign exactly as name or names appear hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         - Please fold and detach card at perforation before mailing -



                                       PLEASE FILL IN BOX(ES) AS SHOWN USING
                                       BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                       PLEASE DO NOT USE FINE POINT PENS.

Your vote is important, no matter how many shares you own. Please vote below and sign in the space provided on the reverse side of this proxy card. Return the completed proxy card in the enclosed envelope today. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.



THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                         FOR   AGAINST   ABSTAIN
1.   Proposal to approve the Agreement and Plan of       [ ]     [ ]       [ ]
     Reorganization with respect to the
     acquisition of the Galaxy Large Cap Value Fund and Galaxy Growth and Income Fund by the Liberty
     Asset Allocation Fund.(Item 1 of the Notice)


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.